LOSS PER SHARE	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
LOSS PER SHARE	LOSS PER SHARE
Loss per share attributable to Bausch Health Companies Inc. for 2021, 2020 and 2019 were calculated as follows:

(in millions, except per share amounts)	2021	2020	2019
Net loss attributable to Bausch Health Companies Inc.	$(948)	$(560)	$(1,788)
Basic and diluted weighted-average common shares	358.9	355.0	352.1
Basic and diluted loss per share attributable to Bausch Health Companies Inc.	$(2.64)	$(1.58)	$(5.08)
In 2021, 2020 and 2019, all potential common shares issuable for stock options and RSUs were excluded from the calculation of diluted loss per share, as the effect of including them would have been anti-dilutive. The dilutive effect of potential common shares issuable for stock options and RSUs on the weighted-average number of common shares outstanding would have been approximately 4,932,000, 3,154,000 and 5,106,000 common shares for 2021, 2020 and 2019, respectively.
Additionally, in 2021, 2020 and 2019, stock options, time-based RSUs and performance-based RSUs to purchase approximately 3,428,000, 9,551,000 and 2,598,000 common shares of the Company, respectively, were not included in the computation of diluted earnings per share because the effect would have been anti-dilutive under the treasury stock method. During 2021, an additional 156,000 performance-based RSUs were not included in the computation of diluted earnings per share as the required performance conditions had not been met.